SUPPLEMENT TO THE SUMMARY PROSPECTUS

The date of this supplement is March 5, 2026.

MFS® ALABAMA MUNICIPAL BOND FUND	MFS® NEW YORK MUNICIPAL BOND FUND
MFS® ARKANSAS MUNICIPAL BOND FUND	MFS® NORTH CAROLINA MUNICIPAL BOND FUND
MFS® CALIFORNIA MUNICIPAL BOND FUND	MFS® PENNSYLVANIA MUNICIPAL BOND FUND
MFS® GEORGIA MUNICIPAL BOND FUND	MFS® SOUTH CAROLINA MUNICIPAL BOND FUND
MFS® MARYLAND MUNICIPAL BOND FUND	MFS® VIRGINIA MUNICIPAL BOND FUND
MFS® MASSACHUSETTS MUNICIPAL BOND FUND	MFS® WEST VIRGINIA MUNICIPAL BOND FUND
MFS® MISSISSIPPI MUNICIPAL BOND FUND

Effective March 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Thomas Compton	March 2026	Investment Officer of MFS

MULTI-SUM-SUP-II-030526